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                                                                   EXHIBIT 99.2

                         LEVEL 3 COMMUNICATIONS, INC.

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS

                       9 1/8% SENIOR NOTES DUE 2008

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated June   , 1998 (the "Prospectus") of
Level 3 Communications, Inc. (the "Company") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $2,000,000,000 in principal amount of its 9 1/8% Senior Notes Due 2008 (the "New Notes") for $2,000,000,000 in principal amount of its 9 1/8% Senior Notes Due 2008, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO: IBJ Schroder Bank & Trust Company (the "Exchange Agent")

                                 By Facsimile:
                                (212) 858-2611

                             Confirm by telephone:
                                (212) 858-2103

                       By Registered or Certified Mail:
                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                Attention: Reorganization Operations Department

                       By Overnight Courier or By Hand:
                       IBJ Schroder Bank & Trust Company
                               One State Street
                           New York, New York 10004
         Attention: Securities Processing Window Subcellar One (SC-1)

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.



                                                        Sign Here

Principal Amount of Original              Signature(s) ________________________
Notes                                     _____________________________________

Tendered ________________________

                                          Please Print the Following
Certificate Nos.                          Information

                                          Name(s) _____________________________
(if available) __________________

                                          _____________________________________

Total Principal Amount                    Address _____________________________
 Represented by Original Notes            _____________________________________

 Certificate(s) _________________

                                          Area Code and Tel. No(s). ___________
Account Number __________________

                                          -------------------------------------
Dated: ____________________, 1998

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                                   GUARANTEE

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                 Name of Firm _________________________________

                                 Authorized Signature _________________________

                                 Number and Street or P.O. Box ________________

                                 ----------------------------------------------

                                 City________State_________Zip Code ___________

                                 Area Code and Tel. No. _______________________

Dated:              , 1998

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